Acquisition	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

NOTE 3 - Acquisition

On July 27, 2012, the Company acquired 60,000 shares in Petrosonic Albania SHA., representing a 60% ownership interest in that company from Sonoro Energy Ltd. As consideration for the purchase, the Company paid to Sonoro the following: (i) cash in the amount of CAD$250,000, (ii) a convertible debenture in the principal amount of CAD$250,000, and (iii) a 10% royalty interest in our realized net revenues for a period of 10 years from the time we commence commercial operations, which is defined as the date upon which we process an average of 50 barrels of feed stock per day for a period of 30 consecutive days utilizing the technology acquired in this asset purchase. The fair value of the 10% royalty interest was determined to be nominal. The convertible debenture is unsecured, non-interest bearing, has a maturity date of two years from the issue date, is convertible into common stock of the Company at any time following financing by the Company of at least $500,000. The note will be convertible at the sales price of the financing of at least $500,000. The fair value of the convertible note was determined to be $204,852 resulting in an initial discount of $45,148. Effective July 27, 2012, the Company’s primary operations consist of using the assets to develop a business relating to the treatment and upgrading of heavy oil by sonicating solvent de-asphalting and operating the business of Petrosonic Albania SHA. Both parties agreed, for the convenience of month end closing procedures, to account for the acquisition as if it occurred on July 31, 2012. The results of operations and cash flows obtained through the use of July 31, 2012, rather than July 27, 2012, are not considered to be materially different.

The acquisition of Petrosonic Albania, SHA. from Sonoro is accounted for using the purchase method. As a result of the transaction, Petrosonic Albania, SHA. became a majority owned subsidiary of the Company and the assets and liabilities of the acquired entity have been brought forward at their fair value on the date of the acquisition. Immediately before the transaction, Sonoro Energy Ltd.’s ownership interest in Petrosonic Albania, SHA was 60%. Accordingly, in the fair value allocation, a non-controlling interest of $308,396 has been recorded, which amount reprsesents the value of the 40% non-controlling interest on the date of the transaction. The 40% non-controlling interest is held by Albnafta, an Albanian registered company that is held 100% by Art Agolli, the Company’s President and CEO.

The allocation of the purchase price and the estimated fair market values of the assets acquired and liabilities assumed are shown below:

Purchase Price
Cash at closing	$250,000
Convertible note, net of discount	204,852
Total Purchase Price	$454,852

Assets Acquired and Liabilities Assumed:
Cash	$11,448
Accounts receivable	42,010
Property and equipment	722,473
Accounts payable and accruals	(4,942)
Non-controlling interest	(308,396)
462,593
Bargain Purchase Gain	(7,741)
Total Purchase Price	$454,852